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[GRAPHICS BORDER]

  ------------                                                   ------------
     NUMBER                                                         SHARES
  HSL
  ------------                                                   ------------
  COMMON STOCK                 [HOMESIDE LOGO]
                                                              SEE REVERSE FOR
THIS CERTIFICATE IS TRANSFERABLE                            CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                             CUSIP 437608 10 2

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  THIS CERTIFIES THAT







  IS THE OWNER OF
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 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                      OF

        ----------------------                   -----------------------
------------------------------   HOMESIDE, INC.  -----------------------------
        ----------------------                   -----------------------

(hereinafter called the "Company") transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

   Date:
                                                  /s/ Joe K. Pickett
   COUNTERSIGNED AND REGISTERED:
     THE FIRST NATIONAL BANK OF BOSTON            CHAIRMAN AND CHIEF EXECUTIVE
            TRANSFER AGENT AND REGISTRAR          OFFICER


        BY  /s/ Mary Penezic                      /s/ Robert John Jacobs

           AUTHORIZED SIGNATURE                   SECRETARY

                            [HOMESIDE, INC. SEAL]




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                                HOMESIDE, INC.


        The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Requests for such copies should be directed to the of fice of the Secretary of the Company, 7301 Baymeadows Way, Jacksonville, FL 32256 or to the Transfer Agent named on the face of this certificate.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common       UNIF GIFT MIN ACT-______Custodian______
  TEN ENT -- as tenants by entireties                     (Cust)        (Minor)
  JT TEN  -- as joint tenants with right         under Uniform Gifts to Minors
             of survivorship and not as          Act__________________________
             tenants in common                              (State)

   Additional abbreviations may also be used though not in the above list.


For value received, _________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ----------------------------------------

 ----------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated____________________


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                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                        WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.